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                                  EXHIBIT 10.1

                                 AMENDMENT NO. 4
                           TERM LOAN CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 dated as of May 30, 2000 (the "Amendment") to the Term Loan Credit Agreement referenced below, is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation, and CAPSTONE CAPITAL CORPORATION, a Maryland corporation, as Borrowers, the banks identified therein and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as administrative agent. Terms used but not otherwise defined shall have the meanings provided in the Term Loan Credit Agreement.

W I T N E S S E T H

         WHEREAS, a $200 million term loan facility, consisting of a $187.4 million Tranche A Term Loan to Healthcare Realty Trust Incorporated ("HRT") and a $12.6 million Tranche B Term Loan to Capstone Capital Corporation ("CCT", and together with HRT, the "Borrowers"), was established pursuant to the terms of that Credit Agreement dated as of October 15, 1998 (as amended and modified, the "Term Loan Credit Agreement") among HRT and CCT, as Borrowers, the banks identified therein (the "Banks"), and NationsBank, N.A., (now known as Bank of America, N.A.), as administrative agent (in such capacity, the "Agent");

         WHEREAS, approximately $42.8 million remains outstanding on the Tranche A Term Loan and the Tranche B Term Loan has been paid;

         WHEREAS, HRT has requested extension of the Tranche A Term Loan and certain other modifications to the Term Loan Credit Agreement;

         WHEREAS, the Banks have agreed to the requested extension and modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Term Loan Credit Agreement is amended and modified in the following respects:

         1.1  The Tranche A Maturity Date is extended to November 30, 2000.

         1.2 The definition of "Applicable Percentage" in Section 1.1 of the Term Loan Credit Agreement is amended to read as follows:

                    "Applicable Percentage" means, for any day, a per annum rate equal to (a) in the case of Eurodollar Loans, 250 basis points (2.50%) and (b) in the case of Base Rate Loans, 150 basis points (1.50%).

         Provided, however, that if less than $25 million remains outstanding on the Tranche A Term Loan on or before July 15, 2000, the definition of "Applicable Percentage" in Section 1.1 of the Term Loan Credit Agreement shall automatically be amended to read as follows:

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                  "Applicable Percentage" means, for any day, a per annum rate equal to (a) in the case of Eurodollar Loans, 200 basis points (2.00%) and (b) in the case of Base Rate Loans, 100 basis points (1.00%).

         2. This Amendment shall be effective upon execution hereof by the Banks and the Borrowers.

         3. HRT covenants and agrees that, if more than $25 million remains outstanding on the Tranche A Term Loan on July 15, 2000, HRT will immediately pay to the Agent, for the ratable benefit of the Banks holding the Tranche A Term Loan, an additional fee of $150,000.

         4. Except as modified hereby, all of the terms and provisions of the Term Loan Credit Agreement (including schedules and exhibits) shall remain in full force and effect.

         5. The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, each of the undersigned parties has caused this
Amendment to be executed as of the day and year first above written.


BORROWERS:                      HEALTHCARE REALTY TRUST INCORPORATED,
                                a Maryland corporation


                                By:
                                    -----------------------------------
                                Name:  Timothy G. Wallace
                                Title: Executive Vice President

AGENT: BANK OF AMERICA, N.A. (a national banking association formerly known as NationsBank, N.A.), as Agent under the Term Loan Credit Agreement


                                By:
                                   ------------------------------------
                                Name:
                                Title:


BANKS: BANK OF AMERICA, N.A. (a national banking association formerly known as NationsBank, N.A.)


                                By:
                                   ------------------------------------
                                Name:
                                Title:


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                                           HEALTHCARE REALTY TRUST INCORPORATED
                                                                AMENDMENT NO. 4

ACKNOWLEDGED & AGREED:

GUARANTORS:                  DURHAM MEDICAL OFFICE BUILDING, INC.,
                             a Texas corporation
                             HEALTHCARE REALTY SERVICES INCORPORATED, an Alabama corporation
                             HR ASSETS, INC., a Texas corporation
                             HR CAPITAL, INC., a Texas corporation
                             HR FUNDING, INC., a Texas corporation
                             HR INTERESTS, INC., a Texas corporation
                             HR OF TEXAS, INC., a Maryland corporation
                             HRT OF ALABAMA, INC., an Alabama corporation
                             HRT OF DELAWARE, INC., a Delaware corporation
                             HRT OF FLORIDA, INC., a Florida corporation
                             HRT OF ROANOKE, INC. a Virginia corporation
                             HRT OF TENNESSEE, INC., a Tennessee corporation
                             HRT OF VIRGINIA, INC., a Virginia corporation
                             PENNSYLVANIA HRT, INC., a Pennsylvania corporation
                             HR OF SAN ANTONIO, INC., a Texas corporation
                             PROPERTY TECHNOLOGY SERVICES, INC.
                             a Tennessee corporation

                             By:
                                    ----------------------------------------
                             Name:  Timothy G. Wallace
                             Title: Executive Vice President
                                    for each of the foregoing subsidiaries


                             PASADENA MEDICAL PLAZA SSJ, LTD.,
                             a Florida limited partnership


                             By:    Healthcare Realty Trust Incorporated,
                                    a Maryland corporation

                             By:
                                    ----------------------------------------
                             Name:  Timothy G. Wallace
                             Title: Executive Vice President


                             SAN ANTONIO SSP, LTD.,
                             a Texas limited partnership


                             By:    HR of San Antonio, Inc.
                                    a Texas corporation, as General Partner


                             By:
                                    ----------------------------------------
                             Name:  Timothy G. Wallace
                             Title: Executive Vice President


                              [signatures continue]




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                                           HEALTHCARE REALTY TRUST INCORPORATED
                                                                AMENDMENT NO. 4

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                            HR ACQUISITION I CORPORATION,
                            f/k/a Capstone Capital Corporation, a
                            Maryland corporation
                            CAPSTONE CAPITAL OF ALABAMA, INC.,
                            an Alabama corporation
                            CAPSTONE-CAPITAL OF BAYTOWN, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF BONITA BAY, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF KENTUCKY, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF MASSACHUSETTS. INC., an Alabama corporation
                            CAPSTONE CAPITAL OF PENNSYLVANIA, INC.,
                            a Pennsylvania corporation
                            CAPSTONE CAPITAL OF SARASOTA, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF TEXAS, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF VIRGINIA, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL PROPERTIES, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF OCOEE, INC.,
                            an Alabama corporation
                            CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                            an Alabama corporation


                            By:
                                   -----------------------------------------
                            Name:  Timothy G. Wallace
                            Title: Executive Vice President

                            for each of the foregoing subsidiaries of HR
                            Acquisition I Corporation;



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                                           HEALTHCARE REALTY TRUST INCORPORATED
                                                                AMENDMENT NO. 4

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                              CAPSTONE OF BONITA BAY, LTD.,
                              an Alabama limited partnership


                              By:    CAPSTONE CAPITAL OF BONITA BAY, INC.,
                                     an Alabama corporation, as General Partner


                              By:
                                     ---------------------------------------
                              Name:  Timothy G. Wallace
                              Title: Executive Vice President


                              CAPSTONE OF LOS ANGELES, LTD., an Alabama limited partnership

                              By:    CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                                     an Alabama Corporation, as General Partner


                              By:
                                     ---------------------------------------
                              Name:  Timothy G. Wallace
                              Title: Executive Vice President


                              CAPSTONE OF CAPE CORAL, LTD., an Alabama limited partnership

                              By:    CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                                     an Alabama corporation, as General Partner


                              By:
                                     ---------------------------------------
                              Name:  Timothy G. Wallace
                              Title: Executive Vice President


                              CAPSTONE OF LAS VEGAS, LTD., an Alabama limited partnership

                              BY:    CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                                     an Alabama corporation, as General Partner


                              By:    ---------------------------------------
                              Name:  Timothy G. Wallace
                              Title: Executive Vice President



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                                           HEALTHCARE REALTY TRUST INCORPORATED
                                                                AMENDMENT NO. 4
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                               CAPSTONE OF SARASOTA, LTD., an Alabama limited
                               partnership

                               By:    CAPSTONE CAPITAL OF SARASOTA, INC.,
                                      an Alabama corporation

                               By:
                                      --------------------------------------
                               Name:  Timothy G. Wallace
                               Title: Executive Vice President


                               CAPSTONE CAPITAL OF SAN ANTONIO, LTD., an
                               Alabama limited partnership


                               By:    CAPSTONE CAPITAL OF TEXAS, INC.,
                                      an Alabama corporation, as General Partner

                               By:
                                      ---------------------------------------
                               Name:  Timothy G. Wallace
                               Title: Executive Vice President


                               CAPSTONE OF VIRGINIA LIMITED PARTNERSHIP, an
                               Alabama limited partnership


                               By:    CAPSTONE CAPITAL OF VIRGINIA, INC.,
                                      an Alabama corporation, as General Partner

                               By:
                                      ---------------------------------------
                               Name:  Timothy G. Wallace
                               Title: Executive Vice President


                               CAPSTONE OF OCOEE, LTD., an Alabama limited partnership

                               By:    CAPSTONE CAPITAL OF OCOEE, INC.,
                                      an Alabama corporation, as General Partner


                               By:
                                      ---------------------------------------
                               Name:  Timothy G. Wallace
                               Title: Executive Vice President



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                                           HEALTHCARE REALTY TRUST INCORPORATED
                                                                AMENDMENT NO. 4

                            CAPSTONE OF PORT ORANGE, LTD., an Alabama limited partnership

                            By:    CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                                   an Alabama corporation, as General Partner


                            By:
                                   ------------------------------------------
                            Name:  Timothy G. Wallace
                            Title: Executive Vice President


                            CAP-BAY IV, LTD., an Alabama limited partnership

                            By:    CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                                   an Alabama corporation, as General Partner


                            By:
                                   ------------------------------------------
                            Name:  Timothy G. Wallace
                            Title: Executive Vice President


                            CAP-BAY V, LTD., an Alabama limited partnership

                            By:    CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                                   an Alabama corporation, as General Partner


                            By:
                                   ------------------------------------------
                            Name:  Timothy G. Wallace
                            Title: Executive Vice President


                            CAP-BAY VII, LTD., an Alabama limited partnership

                            By:    CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                                   an Alabama corporation, as General Partner


                            By:
                                   ------------------------------------------
                            Name:  Timothy G. Wallace
                            Title: Executive Vice President




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                                           HEALTHCARE REALTY TRUST INCORPORATED
                                                                AMENDMENT NO. 4

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                              CAP-BAY VIII, LTD., an Alabama limited partnership

                              By:    CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                                     an Alabama corporation, as General Partner


                              By:
                                     ----------------------------------------
                              Name:  Timothy G. Wallace
                              Title: Executive Vice President





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                                           HEALTHCARE REALTY TRUST INCORPORATED
                                                                AMENDMENT NO. 4